Cincinnati Financial Corporation

November 2010

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on October 27, 2010, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com*

Cincinnati Financial at a Glance

Profile

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.1 billion 2009 premiums:
  - 72% commercial
  - 22% personal
  - 5% life
  - 1% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in approximately 75% of agencies appointed more than five years

3Q10 Highlights

- EPS of 95 cents vs. $1.05
  - Operating earnings 34 cents per share vs. 59 cents primarily due to lower P/C insurance results
- Book value per share grew 6% for the quarter and 5% since Dec-09
- Investment income increased 1%
- Combined ratio 103.9% for quarter
  - 104.7% for nine months, under 100% for aggregate lines other than workers' comp & homeowner
- Increased shareholder dividend for 50th consecutive year during 2010
  - Yield approximates 5%
- Excellent financial flexibility
  - Over $1 billion cash & securities at parent company
  - Low debt leverage at 14.3%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2009 was 19.7%
  - VCR for YTD 9-30-10 was 9.4%, within target range on an annualized basis
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth versus peers
  - Combined ratio consistently below 100%
  - Investment contribution -
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders



Rolling five-year average as of December 31
VCR for the year 2009 was 19.7%
Target for the period 2010-2014: VCR averaging 12% to 15%
20%
15%
10%
5%
0%
-5%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1.0% (2.7%) (0.6%) (1.9%) (7.4%) (5.8%)
Equity portfolio impact on VCR
Value Creation Ratio 5-yr avg (VCR)
Total Shareholder Return 5-yr avg (TSR)

Current Valuation Is Attractive



Closing price is as of 10-29-10 to latest reported tangible book value
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Harleysville
Chubb
Travelers
Median
Cincinnati
Hanover
Selective
State Auto
Hartford

Strategies for Long-Term Success

- **Manage capital effectively**
- **Improve insurance profitability**
- **Drive premium growth**

- Factors impacting 2010 profit and growth performance:
  - Following financial market 2009 rally, investment portfolio valuations in 2010 or beyond could decline or exhibit more volatility
  - Soft insurance market pricing of 2009 pressures property casualty profitability and growth as premiums are earned during 2010
  - Growth initiatives have not reached their full contribution, weak economy could continue to deflate base of insured exposures
  - Low yields for investment options could continue, limiting investment income growth

Effectively Manage Capital

- Maintain a diversified investment portfolio
  - Fixed-maturity portfolio with laddered maturity structure
    - No corporate exposure exceeded 0.8% of bond portfolio at 9-30-10
    - No municipal exposure exceeded 0.3% of bond portfolio
    - Average credit rating for portfolio of A2/A
  - 24% of portfolio invested in common stock to grow book value
    - Largest holding P&G is 5.3% of publicly traded common stock portfolio, largest sector is consumer staples at 16.5%
    - 39 of 46 holdings at 12-31-09 increased dividends in 2009, 7.6% on average
  - Portfolio composition helps mitigate the effects of inflation and rise in interest rates
- Low reliance on debt, maintain debt-to-total capital < 20%
  - Non-convertible, non-callable debentures due in 2028 and 2034
  - Prudent use of reinsurance from highly rated reinsurers
- Capacity for growth with premiums-to-surplus at 0.8-to-1
- Enterprise risk management to guide decisions

Improve Profitability

- Predictive modeling tool in use for workers' compensation pricing precision, enhanced version used for homeowner line of business
  - Personal auto tool used for selected state rate changes effective October 2010
  - In development: all other major commercial lines
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system deployed in 2009 ; in 25 states at Sep-10 (those states produce approximately 90 percent of commercial premium volume)
  - Rates, quotes and issues commercial package and auto policies
  - Personal policy administration system – Next generation platform with enhanced ease of use features deployed Feb. 2010 in all 29 states marketing personal lines
- Launched long-term data management project for better underwriting and pricing decisions
- Ongoing efforts: staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels, overall staffing at Sep-10 down 2% from Dec-09

Drive Premium Growth

- New agency appointments
  - 87 appointments during 2009, exceeding target of 65
  - 71 appointed in first nine months of 2010 write in aggregate nearly $1.2 billion premiums annually with all carriers they represent
  - First nine months exceeded initial annual target of 65 appointments
- Geographic and product line expansion
  - Entered Colorado and Wyoming during 2009, Texas in late 2008
  - Now active in Connecticut, expecting to be in Oregon by end of 2010
  - Began writing personal lines or significantly expanded our product offerings in seven states during 2008 or 2009
  - Started marketing surplus lines products beginning early 2008
- 2010 nine-month premiums up in targeted growth areas
  - $21 million for commercial lines in three newer states – TX, CO, WY
  - $43 million or 8% for personal lines in all states

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - Over 5% share earned in 2009 for all agencies appointed during 2004
  - Nearly 2% share earned in 2009 for all agencies appointed during 2008
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines for agencies appointed during 2008-09 – $2.5 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – $2.5 billion
  - Personal lines for agents in 2008-09 expansion states – $650 million
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 38 States

1,227 agency relationships with 1,524 locations

(as of September 30, 2010)



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
New states in 2010
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Appendix

Performance Measure Trends
Premium Growth Potential
Investment Portfolio Overview
Investment Quality and Reserve Strength
Financial Strength Rating Comparison

Income and Shareholder Dividends


Past three years reflect higher catastrophe losses, soft market pricing, and lower investment income from additional portfolio diversification
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
9 mos 09
9 mos 10
Operating Income
Net Income
Dividends Declared

Cash Dividend Payout Ratio



Strong capital and cash flow support current dividend payout level
140%
120%
100%
80%
60%
40%
20%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
9 mos 2009
9 mos 2010
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations



Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
9 mos 2009
9 mos 2010

Operating Cash Flow



$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
9 mos 09
9 mos 10

History of Outperforming the Industry

Five-year average 95.4% is 3.4 points better than industry



Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2005
2006
2007
2008
2009
Year-to-date 9-30-10 statutory combined ratio for Cincinnati was 104.4%
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Commercial Lines

72% of consolidated earned premiums


GAAP combined ratio
120%
110%
100%
90%
80%
70%
2007
2008
2009
9 mos 09
9 mos 10
Before catastrophe losses and prior year reserve development

- 2010 trend highlights:
  - Net written premiums down 3% for 3Q10, down 3% YTD 9-30-10
  - 103.4% GAAP combined ratio for 3Q10 and 102.4% YTD 9-30-10
  - 73.1% YTD loss & LAE ratio before cat losses and prior year reserve development vs. AY09 at 72.5% measured at 12-31-09
- Business lines:
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

Personal Lines

22% of consolidated earned premiums

- 2010 trend highlights :
  - Net written premiums up 9% for 3Q10 and 8% YTD 9-30-10
  - 103.4% GAAP combined ratio for 3Q10 and 109.8% YTD 9-30-10
  - 68.1% YTD loss ratio before cat losses and prior years reserve development vs. AY09 at 70.9% measured at 12-31-09
- Business lines:
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire


GAAP combined ratio
130%
120%
110%
100%
90%
80%
70%
2007
2008
2009
9 mos 09
9 mos 10
Before catastrophe losses and prior years reserve development

Economy and Pricing Pressure

Requires disciplined underwriting



Property casualty net written premium growth
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Cincinnati's five-year average of negative 0.6%
is 0.4% better than the industry average
2005
2006
2007
2008
2009
Cincinnati
Estimated Industry (A.M. Best)

Market for 75% of Agency's Typical Risks

2009 net earned premiums



Consolidated
$3.054 Billion
E&S Lines 1%
Commercial Lines 72%
Life 5%
Personal Lines 22%
Property Casualty
$2.911 Billion
Surety and Executive Risk 4%
Excess & Surplus 1%
Homeowner 9%
Personal Auto 11%
Workers' Compensation 11%
Other Personal 3%
Commercial Auto 14%
Commercial Property 15%
Specialty Packages 5%
Commercial Casualty 26%
Machinery and Equipment 1%

Potential in the Property Casualty Market

Direct Written Premiums (Dollars in millions)	Cincinnati (2009)	Total P/C Industry (2009)	Cincinnati Market Penetration (2009)
Ohio	$ 581	$ 12,366	4.7%
Illinois	262	19,473	1.3%
Indiana	208	7,793	2.7%
Pennsylvania	182	18,713	1.0%
Georgia	160	12,922	1.2%
North Carolina	147	11,488	1.3%
All Active States	**$ 3,048**	**$ 326,816**	**0.9%**

Excludes accident and health business. Industry data as reported April 2010.

Potential within Cincinnati Appointed Agencies

New appointments drive opportunity

(Open Agencies Only) (Dollars in millions)	2009	2008	2007
Cincinnati	$3,024	$3,166	$3,267
Agency Total	$23,136	$21,843	$23,553
Cincinnati Agency Relationships:	1,180	1,133	1,092
Cincinnati Share of Agency Total:	13.1%	14.5%	13.9%
Percent of Locations Open Less than Three Years:	16.8%	15.4%	10.3%

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed


19.5%
7.0%
5.6%
2.0%
0.8%
2009
2008
2004-2007
1999-2003
Pre-1999

Based on 2009 Agency Written Premiums
(Excluding excess and surplus lines)

Investment Portfolio

Invest for income and appreciation

$11.2 billion fair value at September 30, 2010


Tax-Exempt
Fixed Maturities
$2.986
Common Equities
$2.656
Taxable Fixed
Maturities
$5.480
Preferred
Equities
$0.101

Stable Capital

Fixed-maturity portfolio – $8.466 billion at 09-30-10


Rated AAA, AA and A
$5.304 billion (62.7%)
Rated BBB
$2.633 billion (31.1%)
Rated BB and below $313 million (3.7%)
Unrated $216 million (2.5%)
Tax-exempt $3.0 billion (35%)
Taxable $5.5 billion (65%)
Exceeds total insurance reserves liability of $6.2 billion by over 36%

Diversified Equity Portfolio*

Balances income stability and capital appreciation potential

Sector	September 30, 2010 CFC	September 30, 2010 S&P 500 Weightings	December 31, 2007 CFC	December 31, 2007 S&P 500 Weightings
Consumer staples	**16.5%**	11.3%	**10.7%**	10.2%
Healthcare	**15.4**	11.7	**10.2**	12.0
Financial	**12.3**	15.6	**56.2**	17.6
Energy	**12.3**	10.9	**11.5**	12.9
Information technology	**11.8**	18.8	**1.9**	16.8
Industrials	**10.4**	10.8	**1.9**	11.5
Consumer discretionary	**7.9**	10.4	**2.8**	8.5
Materials	**5.1**	3.6	**0.0**	3.3
Utilities	**4.8**	3.7	**4.8**	3.6
Telecom Services	**3.5**	3.2	**0.0**	3.6

* Publicly traded common stocks

Investment Income

1% growth for 3Q10, 5% for nine months (pre-tax)



$600
$500
$400
$300
$200
$100
$0
2006
2007
2008
2009
9 mos 09
9 mos 10

Property Casualty Reserves

Favorable development for 21 consecutive years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



In millions
$3,111
$3,356
$3,397
$3,498
$3,661
Reserve range at 12-31-09
Low end $3,459
High end $3,774
Carried at 64th percentile
Development
(Favorable)
(160)
(116)
(244)
(323)
(188)
2005*
2006
2007
2008
2009

* External actuarial range for 2005, later years are internal actuarial range

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	A+ (2 of 16)	A (3 of 16)	A (3 of 16)
Fitch	A+ (5 of 21)	n/a	A+ (5 of 21)
Moody's	A1 (5 of 21)	n/a	n/a
S&P	A (6 of 21)	n/a	A (6 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Central Mutual	A+	-	-	-
Selective	A+	A+	A2	A
State Auto	A+	-	A2	A-
Travelers	A+	AA	Aa2	AA-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	AA-
Frankenmuth	A	-	-	A
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
West Bend	A	-	-	-
Westfield	A	-	-	A
Zurich	A	A+	A2	AA-
EMC	A-	-	-	BBB

Source: Rating agency websites as of October 21, 2010. Ratings are under continuous review and subject to change and/or affirmation.